Exhibit 10.40

CELCUITY INC.

2017 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

THIS RESTRICTED STOCK UNIT AGREEMENT (“Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the person named below (the “Participant”). The Award granted hereby is granted under the Celcuity Inc. 2017 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, terms used in this Agreement that are defined in the Plan will have the meanings given to them in the Plan.

1. Grant of Award. The Company hereby grants to the Participant a restricted stock unit award (the “Award”) for the number of restricted stock units (the “Units”) set forth below, on the terms and conditions set forth herein, and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

Grant Number:	RSU-______________
Participant:	________________________
Grant Date:	________________
Vesting Commencement Date:	________________
Total Number of Restricted Stock Units Subject to the Award:	______________ Units

Each Unit represents the right to receive one share of the Company’s Common Stock (“Shares”). The Units granted to the Participant will be credited to an account in the Participant’s name maintained by the Company. This account shall be unfunded and maintained for book-keeping purposes only, with the Units simply representing an unfunded and unsecured obligation of the Company. The Units subject to this Award will be subject to the restrictions set forth in Section 2 of this Agreement and will be subject to forfeiture for the period and on the terms and conditions set forth in Section 3 of this Agreement.

2. Non-Transferability. Neither this Award nor the Units subject to this Award may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent or distribution. The Units and the Participant’s right to receive Shares in Settlement of the Units will be subject to forfeiture as provided in Section 3.

3. Vesting of Restricted Stock Units.

(a) Vesting. The Units will remain subject to forfeiture until vested as provided herein. The Units will vest, and the risk of forfeiture will lapse, [insert vesting schedule]; provided, however, that if the Participant ceases to provide services to the Company before this Award has become vested with respect to all of the Units, no additional Units will vest after the termination of such services.

(b) Treatment Upon a Change in Control. In the event of a Change in Control of the Company, the Committee administering the Plan may take any of the actions described in Section 14 of the Plan with respect to this Award.

(c) Accelerated Vesting upon Death or Disability. If the Participant ceases to provide services to the Company by reason of the Participant’s death or Disability before this Award has become vested with respect to all of the Units, all unvested Units will vest as of such termination date.

(d) Termination of Service Relationship. If the Participant ceases to provide services to the Company for any reason other than death or disability before this Award has become vested with respect to all of the Units, the Participant will immediately forfeit all unvested Units without any payment therefor.

4. Settlement of Units. After any Units vest pursuant to Section 3, the Company will, as soon as practicable, and no later than the March 15 of the year following the year that such Units vest, cause to be issued and delivered to the Participant, or to the Participant’s designated beneficiary or estate in the event of the Participant’s death, one Share in payment and settlement of each vested Unit. Delivery of the Shares will be effected by issuance of one or more stock certificates issued in the Participant’s name, by a book-entry in the Participant’s name with the Company’s transfer agent, or by the electronic delivery of the Shares to a brokerage account designated by the Participant, and shall be subject to the tax withholding provisions of Section 5 and shall be in complete satisfaction and settlement of such vested Units.

5. Tax Consequences and Withholding. No Shares will be delivered to the Participant in settlement of vested Units unless the Participant has made arrangements acceptable to the Company for payment of any federal, state, local or foreign withholding taxes that may be due as a result of the delivery of the Shares (“Withholding Taxes”). Specifically, pursuant to the Grant Notice and this Section 5, Participant hereby agrees to a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) as Participant’s agent (the “Agent”) whereby the Agent is irrevocably authorized to sell a portion of the Shares to be issued on a vesting date necessary to satisfy the Withholding Taxes and whereby the FINRA Dealer will forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company. If, for any reason, such “same day sale” commitment pursuant to this Section 5 does not result in sufficient proceeds to satisfy the Withholding Taxes or would be prohibited by applicable law at the applicable time, Participant authorizes the Company to satisfy the obligations with regard to all Withholding Taxes by one or a combination of the following: (a) withholding from any compensation otherwise payable to Participant by the Company; (b) causing Participant to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); or (c) withholding a number of whole Shares having a fair market value, as determined by the Company as of the date on which the Withholding Taxes obligations arise.

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6. Section 409A. This Award is intended to be exempt from Section 409A of the Code under the short-term deferral exception specified in Treas. Reg. §1.409A-l(b)(4), and to the maximum extent permitted this Agreement will be interpreted and administered in accordance with this intent. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate and distinct payment for purposes of Section 409A.

7. No Shareholder Rights. The Units subject to this Award do not entitle the Participant to any rights of a shareholder of the Company’s Common Stock. The Participant will not have any of the rights of a shareholder of the Company in connection with the grant of Units subject to this Agreement unless and until Shares are issued to the Participant upon settlement of the Units as provided in Section 4.

8. NO GUARANTEE OF CONTINUED SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF UNITS PURSUANT TO THE VESTING SCHEDULE IN THIS AGREEMENT IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED AN AWARD). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE PARTICIPANT’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

9. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Participant on that subject, with the exception of any other Awards previously granted and delivered to the Participant under the Plan or any similar plan maintained by the Company or its Affiliates. This Agreement may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Minnesota.

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[Signature page follows]

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Signature page to Restricted Stock Unit Agreement

By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Agreement.

As a condition to acceptance of this Award, to the fullest extent permitted under the Plan, Section 5 of this Agreement and applicable law, Participant acknowledges that Withholding Taxes will be satisfied through the sale of a number of Shares issued on the settlement of vested Units and the remittance of the cash proceeds to the Company. The Company is authorized and directed by the Participant, to make payment from the cash proceeds of this sale directly to the appropriate taxing authorities in an amount equal to the taxes required to be withheld. The mandatory sale of Shares to cover Withholding Taxes is imposed by the Company on the Participant in connection with the receipt of this Award, and it is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to meet the requirements of Rule 10b5-1(c).

The Participant further agrees to notify the Company of any change in the Participant’s residence address indicated below.

PARTICIPANT:	CELCUITY INC.

By:
(Signature)	Title:

(Print Name) Address:	(Print Name) Address:
__________________________________ __________________________________ __________________________________	Celcuity Inc. 16305 36th Avenue N., Suite 100 Minneapolis, MN 55446

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